EXECUTION VERSION
Exhibit 10.1
AMENDMENT NO. 3 TO
AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT
THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 24, 2024, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the “SPV”), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), NORFOLK SOUTHERN CORPORATION, a Virginia corporation (“NSC”), the “Committed Investors” party hereto, the “Managing Agents” party hereto, and SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC”), as the Administrative Agent for the Investors. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Amended and Restated Transfer and Administration Agreement dated as of May 28, 2021 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”); and
WHEREAS, the SPV, the Originator, the Servicer, NSC, the Committed Investors, the Managing Agents and the Administrative Agent have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment to the Transfer and Administration Agreement. Effective as of the Effective Date (as hereinafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:

1.1     The definition of “Commitment Termination Date” appearing in Section 1.1 of the Transfer and Administration Agreement is amended by replacing “May 24, 2024” with “May 23, 2025”.
1.2    The definition of “Alternate Rate” appearing in Section 1.1 of the Transfer and Administration Agreement is amended by adding the following as a new sentence at the end of such definition: “The Managing Agent for each Investor Group shall calculate the Alternate Rate for each day during each Rate Period and shall notify the SPV and the Servicer of such Alternate Rate not later than the Business Day prior to the related Reporting Date; provided that, in the case of the SMBC Investor Group, the calculation of the Alternate Rate shall be made by Sumitomo Mitsui Banking Corporation (acting in such role, the “Notification and Billing Agent”).”
Section 2.Conditions Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon:
2.1.the receipt by each of Capital One, National Association, SMBC and U.S. Bank National Association, each as a Managing Agent, for the account of the Investors in the related Investor Group, of $33,333.33 (representing the product of (i) 0.025% and (ii) the sum of the Commitments of the

4893-9959-7248v.2

Committed Investors in the related Investor Group as of the date hereof) by wire transfer of immediately available funds to the account specified by such Managing Agent to the SPV; and
2.2.the receipt by the Administrative Agent of this Amendment, duly executed by the parties hereto.
Section 3.Representations and Warranties.
3.1.(a)    Each of the SPV, the Servicer and the Originator hereby represents and warrants that:
(i) This Amendment and the Transfer and Administration Agreement, as amended hereby constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(ii) Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true, complete and correct, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true, correct and complete, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date).
(b)    The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.
Section 4.Reference to and Effect on the Transfer and Administration Agreement.
4.1.Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.
4.2.The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
4.3.Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 5.CHOICE OF LAW.     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

4893-9959-7248v.2

(WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 6.Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
Section 7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature pages follow.]

4893-9959-7248v.2

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By: __/s/ Christopher J. Ceraso__________________________
Name:    Christopher J. Ceraso
Title:    Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,
as Originator and as Servicer

By: __/s/ Christopher J. Ceraso__________________________
Name:    Christopher J. Ceraso
Title:    VP & Treasurer

NORFOLK SOUTHERN CORPORATION

By: ___/s/ Christopher J. Ceraso_________________________
Name:    Christopher J. Ceraso
Title:    VP & Treasurer

Signature Page to Amendment No. 3 to
Amended and Restated Transfer and Administration Agreement
4893-9959-7248v.2

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrative Agent and a Managing Agent

By: ___/s/Takashi Fueno_____________________________
Name: Takashi Fueno
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Investor

By: ____/s/ Minxiao Tian_____________________________
Name: Minxiao Tian
Title: Director

Signature Page to Amendment No. 3 to
Amended and Restated Transfer and Administration Agreement
4893-9959-7248v.2

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: __/s/ Julianne Low_________________________________
Name: Julianne Low
Title: Senior Director

Signature Page to Amendment No. 3 to
Amended and Restated Transfer and Administration Agreement4893-9959-7248v.2

U.S. BANK NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: __/s/ Judd Dudgeon_______________________________
Name: Judd Dudgeon
Title: Vice President
Signature Page to Amendment No. 3 to
Amended and Restated Transfer and Administration Agreement4893-9959-7248v.2